UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2017

Mi1 Global TelCo., Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-53749	98-0632051
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

36, Jalan Seriutara 3/3C, Kipark Avenue Off Jalan Ipoh, 68100 Kuala Lumpur Wilayah Persekutuan, Malaysia
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code	+603 6241 2023 / +603 6242 1028

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 1, 2017, Domain Extremes Inc. (the “Company”) filed a certificate of amendment to its articles of incorporation with the Secretary of State of the State of Nevada (the “Amendment”) changing the Company’s name from Domain Extremes Inc. to “Mi1 Global Telco., Inc.”. The name change will become effective with FINRA on July 19, 2017.

Beginning on July 19, 2017, the Company’s shares of common stock will begin trading on the OTCQB Marketplace under the symbol “MIGT” to reflect the Company’s new name.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MI1 GLOBAL TELCO., INC.

Date: July 19, 2017	By:	/s/ Lim Kock Chiang
Lim Kock Chiang Chief Executive Officer

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